UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21533

Western Asset Inflation Management Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2007

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Western Asset Inflation Management Fund Inc. (IMF)

SEMI-ANNUAL
REPORT

APRIL 30, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset Inflation Management Fund Inc.

Semi-Annual Report • April 30, 2007

What’s	Letter from the Chairman	I
Inside
	Fund at a Glance	1

	Schedule of Investments	2

	Statement of Assets and Liabilities	6

	Statement of Operations	7

	Statements of Changes in Net Assets	8

	Statement of Cash Flows	9

	Financial Highlights	10

	Notes to Financial Statements	11

Fund Objective	Additional Shareholder Information	20

The Fund’s primary investment objective is total return. Current income is a secondary investment objective.	Dividend Reinvestment Plan	21

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer	Dear Shareholder,

The U.S. economy showed signs of weakening during the six-month reporting period. U.S. gross domestic product (“GDP”)[i] expanded 2.5% in the fourth quarter of 2006. Based on the preliminary estimate from the U.S. Commerce Department, GDP growth was a tepid 0.6% in the first quarter of 2007. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. In addition, corporate spending was mixed during the reporting period.

After increasing the federal funds rateii to 5.25% in June 2006 — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii has held rates steady at its last seven meetings. In its statement accompanying the May 2007 meeting, the Fed stated, “Economic growth slowed in the first part of this year and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to expand at a moderate pace over coming quarters. Core inflation remains somewhat elevated. Although inflation pressures seem likely to moderate over time, the high level of resource utilization has the potential to sustain those pressures.”

During the reporting period, short- and long-term Treasury yields experienced periods of volatility. Initially, yields fluctuated given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Yields then fell sharply at the end of February 2007, as economic data weakened and the stock market experienced its largest one-day decline in more than five years. Overall, during the six months ended April 30, 2007, two-year Treasury yields fell from 4.71% to 4.60%. Over the same period,

Western Asset Inflation Management Fund Inc.	I

10-year Treasury yields moved from 4.61% to 4.63%. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 2.64%.

Performance Review

For the six months ended April 30, 2007, Western Asset Inflation Management Fund Inc. returned 2.11% based on its net asset value (“NAV”)vii and 4.40% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Global Real Index: U.S. TIPS (“LBGR TIPS”)viii, returned 2.08%, for the same time frame. The Lipper General U.S. Government Closed-End Funds Category Averageix increased 3.28% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.36 per share (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2007 (unaudited)

Price Per Share	Six-Month Total Return

$17.90 (NAV)	2.11%
$16.20 (Market Price)	4.40%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

II	Western Asset Inflation Management Fund Inc.

Special Shareholder Notices

Under the terms of a settlement agreement dated as of February 13, 2006, between the Fund and Karpus Management, Inc. (including certain affiliates thereof), the Fund agreed to commence a tender offer in each of the second and fourth calendar quarters of 2007 and the second calendar quarter of 2008 for up to 5% of the then-outstanding shares of the Fund at a price equal to at least 98% of the net asset value of the Fund’s shares, as determined as of the close of the regular trading session of the NYSE on the date the tender offer expires, if during the 12 calendar weeks prior to the end of the first and third calendar quarters of 2007 and first calendar quarter of 2008, respectively, the shares of the Fund have traded on the NYSE at an average discount from the net asset value of more than 5% as of the last trading day in each week during such 12-week period.

For the tender determination period ended March 31, 2007, Western Asset Inflation Management Fund Inc. traded at an average discount to net asset value of 9.90% and, consequently, will commence a tender offer in the second quarter of 2007 for up to 5% of outstanding shares at a price equal to at least 98% of the net asset value of the Fund’s shares, as determined as of the close of the regular trading session of the NYSE on the date the tender offer expires. Additional information about the dates and terms of the tender will be released by subsequent press releases.x

Prior to October 9, 2006, this Fund operated under the name Salomon Brothers Inflation Management Fund Inc.

Looking for Additional Information?

The Fund is traded under the symbol “IMF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XIMFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well, as www.leggmason.com/InvestorServices.

Western Asset Inflation Management Fund Inc.	III

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

June 4, 2007

IV	Western Asset Inflation Management Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. If interest rates rise, but the rate of inflation does not, the Fund’s performance will be adversely affected. The Fund is subject to the risks associated with inflation-protected securities (“IPS”). Risks associated with IPS investments include liquidity risk, interest rate risk, prepayment risk, extension risk, and deflation risk. Income distributions of the Fund are likely to fluctuate more than those of a conventional bond fund. As interest rates rise, bond prices fall, reducing the value of the Fund. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price, as determined by supply of and demand for the Fund’s shares.

viii	The Lehman Brothers Global Real Index: U.S. TIPS (“LBGR TIPS”) represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities.

ix

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended April 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 6 funds in the Fund’s Lipper category.

x

This notice is not an offer to purchase nor a solicitation of an offer to sell shares of Western Asset Inflation Management Fund Inc. An offer will be made only by an Offer to Purchase and the related Letter of Transmittal. The Offer to Purchase and the related Letter of Transmittal, when available, should be read by stockholders because they will contain important information. Stockholders may obtain free of charge, when available, the Offer to Purchase and Letter of Transmittal from the web site of the Securities and Exchange Commission (www.sec.gov). The Fund will also make available to its stockholders, without charge, the Offer to Purchase and Letter of Transmittal.

Western Asset Inflation Management Fund Inc.	V

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Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

*  Amount represents less than 0.1%.

Western Asset Inflation Management Fund Inc. 2007 Semi-Annual Report	1

Schedule of Investments (April 30, 2007) (unaudited)

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

Face Amount†	Security	Value
U.S. TREASURY INFLATION PROTECTED SECURITIES — 89.3%
	U.S. Treasury Bonds, Inflation Indexed:
32,126,578	2.375% due 1/15/25 (a)(b)	$32,306,037
6,663,280	2.000% due 1/15/26	6,328,037
3,339,525	2.375% due 1/15/27	3,365,226
1,992,633	3.875% due 4/15/29	2,525,040
	U.S. Treasury Notes, Inflation Indexed:
12,970,787	3.875% due 1/15/09	13,409,070
9,904,331	4.250% due 1/15/10	10,519,875
9,666,624	0.875% due 4/15/10 (c)	9,362,281
2,665,182	2.375% due 4/15/11	2,702,662
17,087,311	3.000% due 7/15/12 (a)	17,934,346
8,142,330	1.875% due 7/15/13	8,050,411
7,851,128	2.000% due 1/15/14	7,787,032
29,356,178	1.625% due 1/15/15 (a)	28,235,829
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES
	(Cost — $142,037,403)	142,525,846

ASSET-BACKED SECURITIES — 1.2%
Home Equity — 1.2%
750,000	Asset-Backed Funding Certificates, Series 2004-FF1, Class M2, 6.770% due 1/25/34 (d)	754,389
73,417	Finance America Net Interest Margin Trust, Series 2004-01, Class A, 5.250% due 6/27/34 (e)	280
500,000	GSAMP Trust, Series 2004-OPT, Class M3, 6.470% due 11/25/34 (d)	502,636
3,420	Merrill Lynch Mortgage Investors Inc., Series 2005-WM1N, Class N1, 5.000% due 9/25/35 (e)	3,271
522,320	Renaissance Home Equity Loan Trust, Series 2003-4, Class M3, 7.220% due 3/25/34 (d)	527,810
82,577	SACO I Trust, Series 2005-02, Class A, 5.520% due 4/25/35 (d)(e)	82,627
71,380	Sail Net Interest Margin Notes, Series 2004-2A, Class A, 5.500% due 3/27/34 (e)	19,397
	TOTAL ASSET-BACKED SECURITIES
	(Cost — $2,012,876)	1,890,410

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.5%
120,000	American Home Mortgage Investment Trust, Series 2005-4, Class M3, 6.120% due 11/25/45 (d)	119,427
7,353,058	Federal Home Loan Mortgage Corp. (FHLMC), Series 2777, Class PI, PAC, IO, 5.000% due 5/15/24 (f)	352,125
6,267,313	Federal National Mortgage Association (FNMA), Series 339, Class 30, IO, 5.500% due 7/1/18 (f)	1,020,019
475,109	Merit Securities Corp., Series 11PA, Class B2, 6.820% due 9/28/32 (d)(e)	409,078

See Notes to Financial Statements.

2	Western Asset Inflation Management Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face Amount†	Security		Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.5% (continued)
		Structured Asset Securities Corp.:
134,947		Series 1998-2, Class M1, 6.420% due 2/25/28 (d)	$135,403
304,474		Series 1998-3, Class M1, 6.320% due 3/25/28 (d)	304,833
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
		(Cost — $1,965,748)	2,340,885

CORPORATE BONDS & NOTES — 3.8%
Capital Markets — 0.7%
1,050,000		Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16 (e)	1,138,733

Commercial Banks — 0.4%
550,000		Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16 (d)(e)	576,080

Consumer Finance — 1.9%
1,500,000		Ford Motor Credit Co., Notes, 6.296% due 1/15/10 (d)	1,466,294
1,500,000		General Motors Acceptance Corp., Notes, 7.560% due 12/1/14 (d)	1,528,233
		Total Consumer Finance	2,994,527

Diversified Financial Services — 0.6%
1,000,000		Residential Capital Corp., Notes, 6.725% due 6/29/07 (d)	1,000,861

Metals & Mining — 0.2%
360,000		Vale Overseas Ltd., Notes, 6.875% due 11/21/36	383,651
		TOTAL CORPORATE BONDS & NOTES
		(Cost — $5,661,050)	6,093,852

MORTGAGE-BACKED SECURITIES — 2.2%
FHLMC — 1.9%
		Federal Home Loan Mortgage Corp. (FHLMC), Gold:
202,054		7.000% due 6/1/17	208,385
2,437,017		8.500% due 9/1/24	2,610,191
190,462		6.500% due 8/1/29	196,743
		Total FHLMC	3,015,319

FNMA — 0.3%
		Federal National Mortgage Association (FNMA):
88,254		5.500% due 1/1/14	88,669
452,382		7.000% due 3/15/15-6/1/32	474,348
		Total FNMA	563,017
		TOTAL MORTGAGE-BACKED SECURITIES
		(Cost — $3,637,862)	3,578,336

SOVEREIGN BONDS — 1.8%
Argentina — 0.2%
		Republic of Argentina:
75,000	EUR	9.750% due 11/26/03 (g)	30,736
150,000	EUR	8.500% due 7/1/04 (g)	69,156

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2007 Semi-Annual Report	3

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face Amount†		Security	Value
Argentina — 0.2% (continued)
100,000	EUR	10.250% due 1/26/07 (g)	$47,983
225,000	EUR	Medium-Term Notes, 9.000% due 5/24/05 (e)(g)	104,887
		Total Argentina	252,762

Brazil — 0.4%
		Federative Republic of Brazil:
210,000		11.000% due 8/17/40	285,128
275,000		Collective Action Securities, 8.250% due 1/20/34	353,856
		Total Brazil	638,984

Mexico — 0.3%
415,000		United Mexican States, Medium-Term Notes, Series A, 6.750% due 9/27/34	463,347

Russia — 0.9%
		Russian Federation:
3,333		8.250% due 3/31/10 (e)	3,488
175,000		11.000% due 7/24/18 (e)	252,000
510,000		12.750% due 6/24/28 (e)	929,156
228,850		7.500% due 3/31/30 (e)	260,173
		Total Russia	1,444,817
		TOTAL SOVEREIGN BONDS
		(Cost — $2,479,843)	2,799,910

Shares
PREFERRED STOCKS — 0.2%
CONSUMER DISCRETIONARY — 0.1%
Automobiles — 0.1%
7,600	Ford Motor Co., 7.400%	133,456
2,100	Ford Motor Co., 8.000%	40,530
300	Ford Motor Co., Series F, 7.550%	5,637
	TOTAL CONSUMER DISCRETIONARY	179,623

FINANCIALS — 0.1%
Diversified Financial Services — 0.1%
1,000	Preferred Plus, Series FRD-1, 8.125%	17,600
6,800	Saturns, Series F 2003-5, 7.400%	133,892
	TOTAL FINANCIALS	151,492
	TOTAL PREFERRED STOCKS
	(Cost — $304,748)	331,115

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost — $158,099,530)	159,560,354

See Notes to Financial Statements.

4	Western Asset Inflation Management Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face Amount†	Security	Value
SHORT-TERM INVESTMENT — 0.0%
Repurchase Agreement — 0.0%
$7,000	Nomura Securities International Inc. tri-party repurchase agreement dated 4/30/07, 5.170% due 5/1/07; Proceeds at maturity — $7,001; (Fully collateralized by U.S. government agency obligation, 4.650% due 10/10/13 Market value — $7,783) (Cost — $7,000)	$7,000
	TOTAL INVESTMENTS — 100.0% (Cost — $158,106,530#)	$159,567,354

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is segregated for open futures contracts and reverse repurchase agreements.
(b)	All or a portion of this security is held by counterparty as collateral for reverse repurchase agreements.
(c)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2007.
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(f)	Illiquid security.
(g)	Security is currently in default.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	EUR	-	Euro
	IO	-	Interest Only
	PAC	-	Planned Amortization Class

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2007 Semi-Annual Report	5

Statement of Assets and Liabilities (April 30, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $158,106,530)	$159,567,354
Foreign currency, at value (Cost — $12,466)	12,704
Cash	18,412
Dividends and interest receivable	1,170,658
Receivable from broker — variation margin on open futures contracts	63,982
Prepaid expenses	18,282
Total Assets	160,851,392

LIABILITIES:
Payable for open reverse repurchase agreement	13,237,875
Investment management fee payable	79,948
Interest payable	34,683
Directors’ fees payable	7,680
Accrued expenses	98,114
Total Liabilities	13,458,300
Total Net Assets	$147,393,092

NET ASSETS:
Par value ($0.001 par value; 8,235,791 shares issued and outstanding; 100,000,000 shares authorized)	$8,236
Paid-in capital in excess of par value	159,030,130
Overdistributed net investment income	(2,000,641)
Accumulated net realized loss on investments, futures contracts, options written and foreign currency transactions	(11,116,613)
Net unrealized appreciation on investments, futures contracts and foreign currencies	1,471,980
Total Net Assets	$147,393,092

Shares Outstanding	8,235,791
Net Asset Value	$ 17.90

See Notes to Financial Statements.

6	Western Asset Inflation Management Fund Inc. 2007 Semi-Annual Report

Statement of Operations (For the six months ended April 30, 2007) (unaudited)

INVESTMENT INCOME:
Interest	$ 1,994,577
Dividends	17,244
Total Investment Income	2,011,821
EXPENSES:
Investment management fee (Note 2)	480,839
Interest expense (Note 3)	281,094
Shareholder reports	68,027
Legal fees	34,807
Directors’ fees	34,085
Audit and tax	28,463
Transfer agent fees	20,950
Stock exchange listing fees	8,603
Custody fees	3,037
Insurance	2,765
Miscellaneous expenses	6,884
Total Expenses	969,554
Net Investment Income	1,042,267
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(1,865,843)
Futures contracts	(133,708)
Options written	44,056
Foreign currency transactions	640
Net Realized Loss	(1,954,855)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	3,560,749
Futures contracts	116,374
Foreign currencies	207
Change in Net Unrealized Appreciation/Depreciation	3,677,330
Net Gain on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	1,722,475
Increase in Net Assets From Operations	$ 2,764,742

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2007 Semi-Annual Report	7

Statements of Changes in Net Assets

For the six months ended April 30, 2007 (unaudited)
and the year ended October 31, 2006

	2007	2006
OPERATIONS:
Net investment income	$ 1,042,267	$ 8,065,110
Net realized loss	(1,954,855)	(4,275,274)
Change in net unrealized appreciation/depreciation	3,677,330	(1,012,014)
Increase in Net Assets From Operations	2,764,742	2,777,822
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(3,042,908)	(11,998,096)
Net realized gains	—	(3,653,369)
Tax return of capital	—	(377,023)
Decrease in Net Assets From Distributions to Shareholders	(3,042,908)	(16,028,488)
FUND SHARE TRANSACTIONS:
Cost of tendered shares (433,463 and 963,251 tendered shares, respectively) (Note 5)	(7,403,548)	(16,779,833)
Decrease in Net Assets From Fund Share Transactions	(7,403,548)	(16,779,833)
Decrease in Net Assets	(7,681,714)	(30,030,499)

NET ASSETS:
Beginning of period	155,074,806	185,105,305
End of period*	$ 147,393,092	$ 155,074,806

* Includes overdistributed net investment income of:	$(2,000,641)	—

See Notes to Financial Statements.

8	Western Asset Inflation Management Fund Inc. 2007 Semi-Annual Report

Statement of Cash Flows (For the six months ended April 30, 2007) (unaudited)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$3,071,309
Operating expenses paid	(733,971)
Net sales of short-term investments	26,258,611
Realized gain on foreign currency transactions	640
Realized gain on options purchased and options written	37,734
Realized loss on futures contracts	(133,708)
Net change in unrealized appreciation/depreciation on futures contracts	116,374
Net change in unrealized appreciation/depreciation on foreign currencies	207
Purchases of long-term investments	(30,942,630)
Proceeds from disposition of long-term investments	73,598,075
Change in receivable from broker — variation margin on open futures contracts	(63,982)
Change in payable to broker — variation margin on open futures contracts	(42,172)
Interest paid	(332,033)
Net Cash Flows Provided By Operating Activities	70,834,454
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(3,042,908)
Cost of tendered shares	(7,403,548)
Deposits with brokers for reverse repurchase agreements	1,060,000
Cash paid on reverse repurchase agreements	(61,430,875)
Net Cash Flows Used By Financing Activities	(70,817,331)
Net Increase in Cash	17,123
Cash and foreign currency, Beginning of period	13,993
Cash and foreign currency, End of period	$31,116

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO
NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$2,764,742
Accretion of discount on investments	(1,558)
Amortization of premium on investments	703,691
Decrease in investments, at value	67,212,828
Decrease in interest and dividends receivable	357,355
Increase in receivable from broker — variation margin on open futures contracts	(63,982)
Decrease in payable to broker — variation margin on open futures contracts	(42,172)
Increase in prepaid expenses	(9,882)
Decrease in interest payable	(50,939)
Decrease in accrued expenses	(35,629)
Total Adjustments	68,069,712
Net Cash Flows Provided By Operating Activities	$70,834,454

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2007 Semi-Annual Report	9

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2007	(1)(2)	2006 (2)	2005 (2)	2004	(2)(3)
Net Asset Value, Beginning of Period	$ 17.89		$ 19.22	$ 19.74	$ 19.06	(4)
Income (Loss) From Operations:
Net investment income	0.12		0.86	1.00	0.29
Net realized and unrealized gain (loss)	0.23		(0.55)	(0.34)	0.65
Total Income From Operations	0.35		0.31	0.66	0.94
Less Distributions From:
Net investment income	(0.36)		(1.26)	(1.18)	(0.26)
Net realized gains	—		(0.38)	—	—
Tax return of capital	—		(0.04)	—	—
Total Distributions	(0.36)		(1.68)	(1.18)	(0.26)
Increase in Net Asset Value Due to Shares Repurchased in Tender Offer	0.02		0.04	—	—
Decrease in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	—		—	—	(0.00(5)
Net Asset Value, End of Period	$ 17.90		$ 17.89	$ 19.22	$ 19.74
Market Price, End of Period	$ 16.20		$ 15.87	$ 17.02	$ 18.60
Total Return, Based on NAV(6)	2.11%		1.98%	3.42%	4.97%
Total Return, Based on Market Price(7)	4.40%		2.96%	(2.32)%	(5.70)%
Net Assets, End of Period (000s)	$ 147,393		$ 155,075	$ 185,105	$ 190,115
Ratios to Average Net Assets:
Gross expenses	1.31	%(8)	3.64%	2.42%	0.89	%(8)
Gross expenses, excluding interest expense	0.93	(8)	1.17	1.04	0.87	(8)
Net expenses	1.31	(8)	3.64 (9)	2.42	0.89	(8)
Net expenses, excluding interest expense	0.93	(8)	1.17 (9)	1.04	0.87	(8)
Net investment income	1.40	(8)	4.75	5.10	3.44	(8)
Portfolio Turnover Rate	19%		33%	42%	23%

(1)	For the six months ended April 30, 2007 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	For the period May 25, 2004 (commencement of operations) to October 31, 2004.
(4)	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
(5)	Amount represents less than $0.01 per share.
(6)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(7)

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(8)	Annualized.
(9)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

10	Western Asset Inflation Management Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Inflation Management Fund Inc. (the “Fund”) was incorporated in Maryland on March 16, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is total return. Current income is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

Western Asset Inflation Management Fund Inc. 2007 Semi-Annual Report	11

Notes to Financial Statements (unaudited) (continued)

(d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically, but not necessarily, to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contracts may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Stripped Securities. The Fund invests in “Stripped Securites,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principle payments may have a material effect on yield on maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of

12	Western Asset Inflation Management Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(i) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(j) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values

Western Asset Inflation Management Fund Inc. 2007 Semi-Annual Report	13

Notes to Financial Statements (unaudited) (continued)

of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2.  Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Effective November 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the Fund. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets plus any borrowings, for its services. LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. Western Asset Limited will provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited will not receive any compensation from the Fund and will be paid by Western Asset for its services to the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

14	Western Asset Inflation Management Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

3.  Investments

During the six months ended April 30, 2007, the aggregate cost of purchases and proceeds from sales of investments and U.S Government & Agency Obligations (excluding short-term investments) were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$360,091	$ 30,582,539
Sales	6,703,762	66,850,021

At April 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,715,744
Gross unrealized depreciation	(1,254,920)
Net unrealized appreciation	$1,460,824

At April 30, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Eurodollar Futures	29	3/08	$6,897,695	$6,900,913	$3,218
Eurodollar Futures	57	9/07	13,528,523	13,509,000	(19,523)
Germany Federal Republic 10 Year Bond	17	6/07	2,652,629	2,650,887	(1,742)
LIBOR Futures	52	9/07	12,246,658	12,244,994	(1,664)
U.S. Treasury Long Bond	6	6/07	666,592	670,500	3,908
U.S. Treasury 5 Year Notes	76	6/07	8,015,943	8,042,938	26,995
U.S. Treasury 10 Year Notes	36	6/07	3,900,086	3,899,812	(274)
Net Unrealized Gain on Open Futures Contracts					$10,918

Transactions in reverse repurchase agreements for the Fund during the six months ended April 30, 2007 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$ 15,182,813	5.29%	$ 74,668,750

Interest rates on reverse repurchase agreements ranged from 5.24% to 5.31% during the six months ended April 30, 2007. Interest expense incurred on reverse repurchase agreements totaled $281,094.

Western Asset Inflation Management Fund Inc. 2007 Semi-Annual Report	15

Notes to Financial Statements (unaudited) (continued)

At April 30, 2007, the Fund had the following open reverse repurchase agreement:

Face Amount	Security	Value
$ 13,237,875

Reverse Repurchase Agreement with Deutsche Bank, dated 4/13/07 bearing 5.240% to be repurchased at $13,299,534 on 5/15/07, collateralized by: $12,300,000 (Original Face) U.S. Treasury Inflation Indexed Bond, 2.375 due 1/15/25; Market value (including accrued interest) - $13,442,377
(Proceeds — $13,237,875)

$ 13,237,875

During the six months ended April 30, 2007, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums Received
Options written, outstanding October 31, 2006	—	—
Options written	108	$47,944
Options closed	(34)	(19,611)
Options expired	(74)	(28,333)
Options written, outstanding April 30, 2007	—	—

4.  Distributions Subsequent to April 30, 2007

On March 1, 2007, the Board of Directors (“Board”) of the Fund declared a dividend distribution in the amount of $0.0600 per share payable on May 25, 2007 to shareholders of record on May 18, 2007. On May 17, 2007, the Board declared three distributions each in the amount of $0.0600 per share, payable on June 29, 2007, July 27, 2007 and August 31, 2007 to shareholders of record on June 22, 2007, July 20, 2007 and August 24, 2007, respectively.

5.  Tender Offer

During the year ended October 31, 2006, the Fund, in accordance with its tender offer for up to 963,251 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $17.42 per share (98% of the net asset value per share of $17.77 on July 28, 2006). These shares represent 10% of the Fund’s then outstanding shares.

During the period ended April 30, 2007, the Fund, in accordance with its tender offer for up to 433,463 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $17.08 per share (98% of the net asset value per share of $17.42 on January 17, 2007). These shares represent 5% of the Fund’s then outstanding shares.

16	Western Asset Inflation Management Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

6.  Capital Loss Carryforward

On October 31, 2006, the Fund had a net capital loss carryforward of $6,198,679 which expires in 2014. This amount will be available to offset any future taxable capital gains.

7.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

Western Asset Inflation Management Fund Inc. 2007 Semi-Annual Report	17

Notes to Financial Statements (unaudited) (continued)

The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

9.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a

18	Western Asset Inflation Management Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

***

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Western Asset Inflation Management Fund Inc. 2007 Semi-Annual Report	19

Additional Shareholder Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Western Asset Inflation Management Fund Inc. was held on February 27, 2007, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of Directors

Nominees	Votes For	Votes Withheld
Leslie H. Gelb	6,820,653	1,374,770
R. Jay Gerken	6,828,354	1,367,069
William R. Hutchinson	6,826,952	1,368,471

At April 30, 2007, in addition to Leslie H. Gelb, R. Jay Gerken and William R. Hutchinson, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Dr. Riordan Roett

Jeswald W. Salacuse

20	Western Asset Inflation Management Fund Inc.

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions on your Common Shares will be automatically reinvested by American Stock Transfer and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent.

If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer and Trust Company, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151 or by accessing the Plan Agent’s website at www.amstock.com. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to

Western Asset Inflation Management Fund Inc.	21

Dividend Reinvestment Plan (unaudited) (continued)

any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

22	Western Asset Inflation Management Fund Inc.

Western Asset Inflation Management Fund Inc.

DIRECTORS	WESTERN ASSET INFLATION MANAGEMENT FUND INC.
Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb	125 Broad Street
R. Jay Gerken, CFA	10th Floor, MF-2
Chairman	New York, New York 10004
William R. Hutchinson
Dr. Riordan Roett	INVESTMENT MANAGER
Jeswald W. Salacuse	Legg Mason Partners
Fund Adviser, LLC
OFFICERS
R. Jay Gerken, CFA	SUBADVISERS
President and	Western Asset Management
Chief Executive Officer	Company
Western Asset Management
Kaprel Ozsolak	Company Limited
Chief Financial Officer and
Treasurer	CUSTODIAN
State Street Bank
Ted P. Becker	and Trust Company
Chief Compliance Officer	225 Franklin Street
Boston, Massachusetts 02110
Robert I. Frenkel
Secretary and Chief Legal Officer	TRANSFER AGENT
American Stock Transfer &
Trust Company
59 Maiden Lane
New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

LEGAL COUNSEL
Simpson Thacher &
Bartlett LLP
425 Lexington Avenue
New York, New York 10017

NEW YORK STOCK
EXCHANGE SYMBOL
IMF

This report is transmitted to the shareholders of Western Asset Inflation Management Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Western Asset
Inflation Management Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038

WAS04053 4/07	SR07-339

ITEM 2.	CODE OF ETHICS.

Not Applicable

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4.	Principal Accountant Fees and Services

Not Applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Although individual trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process. LMPFA delegates the responsibility for voting proxies for the fund to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the board of trustees of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act. The subadvisers’ Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling
888-425-6432, (2) on the fund’s website at http://www.leggmason.com/ InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a)Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of a Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Tender Offer (Announced 12/15/06 completed 1/25/07)†	433,463	$17.08	433,463	0

Footnotes:

†On December 15, 2006 the Fund announced a tender offer for 433,463 of its issued and outstanding shares of common stock, representing approximately 5% of the Fund’s then outstanding shares, and which expired on January 17, 2007. The purchase price of tendered shares is $17.08 per share (which is 98% of the net asset value per share determined as of the close of the regular trading session of the New York Stock Exchange on January 17, 2007)

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule
30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a) (1) Not applicable.

     Exhibit 99.CODE ETH

     (a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

     Exhibit 99.CERT

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

     Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Inflation Management Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Inflation Management Fund Inc.

Date:	July 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Inflation Management Fund Inc.

Date:	July 6, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Inflation Management Fund Inc.

Date:	July 6, 2007